AVALON TRUST COMPANY

Dear Shareholder,

Water industry stocks rallied relatively strongly in the first half of 2001. This was markedly true of water utilities, which participated in the increased interest in defensive issues. American Water, for example, rose 12.2% during that period, while Philadelphia Suburban, the second largest utility after American, was up 4%. In addition, unusual turnaround stocks such as American Standard (up 17%) made contributions .The fund as a whole experienced offsetting economy-related declines in supplier issues, including filter companies, meter manufacturers and pipe producers. Overall total return for the six months ended June 30 was +1.7%, compared with a negative 6.7% for the S&P 500. For the 12 months ended June 30, comparable returns were +8.3% and negative 14.8% respectively.

Going forward, we believe that several factors bode well for the stocks of companies associated with water:
1) Increasing attention is being focused on the problem of water scarcity and usage across the country;
2) Problems with aging infrastructure in the older urban areas are becoming more intense;
3) Discussions of water quality continue to put pressure on water companies to provide evidence of reduction of a growing number of biochemical substances.

All three of these factors enhance consolidation in the industry, either through direct merger, or through operations and maintenance contracting. Thus, the larger utilities benefit in addition to suppliers. Your fund is, we believe, well positioned to take advantage of the positives, which are present in the environment for water companies.


Roger DeCort                        Owen Quattlebaum
Chairman                            Portfolio Manager
Avalon Trust Co.




 This report is intended for the Fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

THE WATER FUND
SCHEDULE OF INVESTMENTS
SEMI-ANNUAL REPORT (UNAUDITED)                                     JUNE 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCK - 86.72%

AGRICULTURAL - 1.28%
Cadiz, Inc.*                                              14,600   $    134,466
                                                                   ------------

APPLIANCES - 2.76%
Electrolux AB SP ADR                                       1,000         27,710
Maytag Corp.                                               9,000        263,340
                                                                   ------------
                                                                        291,050
                                                                   ------------

BUILDING PRODUCTS - 7.22%
American Standard Cos., Inc.*                              6,000        360,600
Instituform Tech, Inc. Cl A                               11,000        401,500
                                                                   ------------
                                                                        762,100
                                                                   ------------
CHEMICALS - 0.71%
Flexible Solutions International, Inc.                    50,000         75,000
                                                                   ------------

ELECTRONICS - 7.88%
Badger Meter, Inc.                                         9,400        270,250
Miilipore Corp.                                            6,000        371,880
Trimble Navigation, Ltd.                                   8,000        155,920
Watts Industries, Inc.                                     2,000         33,900
                                                                   ------------
                                                                        831,950
                                                                   ------------
ENVIROMENTAL CONTROL - 6.84%
Calgon Carbon Corp.                                       40,000        314,000
Tetra Tech, Inc.                                          15,000        408,000
                                                                   ------------
                                                                        722,000
                                                                   ------------
FOOD & BEVERAGE - 3.37%
Groupe Danone SP ADR                                      13,000        355,550
                                                                   ------------

HEALTHCARE PRODUCTS - 2.58%
Idexx Laboratories, Inc.                                   8,700        271,875
                                                                   ------------

HOUSEHOLD PRODUCTS - 0.77%
Church & Dwight, Inc.                                      3,200         81,440
                                                                   ------------

MACHINERY DIVERSIFIED - 2.31%
Lindsay Manufacturing Co.                                  5,000         95,000
Tecumseh Products Co. Cl A                                 3,000        148,500
                                                                   ------------
                                                                        243,500
                                                                   ------------
MEDIA - 0.33%
Vivendi Universal SP ADR                                     600         34,800
                                                                   ------------

                       See notes to financial statements.

THE WATER FUND
SCHEDULE OF INVESTMENTS
SEMI-ANNUAL REPORT (UNAUDITED)                                     JUNE 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
COMMON STOCK - 86.72% (CONTINUED)

METAL FABRICATION - 2.79%
Northwest Pipe Co.                                        10,500        166,950
Valmont Industries                                         7,000        127,400
                                                                   ------------
                                                                        294,350
                                                                   ------------
MISCELLANEOUS MANUFACTURING - 19.33%
Cuno, Inc.                                                15,000        450,000
Danaher Corp.                                              6,000        336,000
ITT Industries, Inc.                                       7,100        314,175
Osmonics, Inc.                                            13,500        186,300
Pall Corp.                                                15,200        357,656
Pentair, Inc.                                              2,000         67,600
Tyco International, Ltd.                                   6,000        327,000
                                                                   ------------
                                                                      2,038,731
                                                                   ------------
OIL & GAS - 4.66%
Enron Corp.                                                4,500        220,500
Schlumberger, Ltd.                                         5,000        263,250
Transocean Sedco Forex, Inc.                                 193          7,961
                                                                   ------------
                                                                        491,711
                                                                   ------------
UTILITIES - 4.73%
Covanta Energy Corp.                                      10,000        184,600
IDACORP, Inc.                                              9,000        313,920
                                                                   ------------
                                                                        498,520
                                                                   ------------
WATER - 19.16%
American States Water Co.                                  1,000         34,000
American Water Works, Inc.                                16,100        530,817
California Water Service Group                             7,400        189,810
Connecticut Water Svc, Inc.                                3,900        134,823
Consolidated Water Co. Inc.                                1,000          9,100
Middlesex Water Co.                                        4,000        136,040
Pennichuck Corp.                                           2,500         78,250
Philadelphia Suburban Corp.                               20,650        526,575
SJW Corp.                                                  1,000         85,500
Southwest Water Co.                                       16,250        236,437
United Utilities Plc                                       3,000         58,800
                                                                   ------------
                                                                      2,020,152
                                                                   ------------

     TOTAL COMMON STOCK (COST $8,342,701)                             9,147,195
                                                                   ------------

                       See notes to financial statements.

THE WATER FUND
SCHEDULE OF INVESTMENTS
SEMI-ANNUAL REPORT (UNAUDITED)                                     JUNE 30, 2001
--------------------------------------------------------------------------------
                                                                       MARKET
                                                          SHARES       VALUE
                                                          ------       -----
FOREIGN STOCK - 5.85%

CANADA - 0.62%
Trojan Technologies, Inc.                                 5,000          33,606
Zenon Environmental, Inc.                                 3,100          31,764
                                                                   ------------
     (COST $38,906)                                                      65,370
                                                                   ------------

FRANCE - 5.05%
Suez Lyonnaise Des Eaux SA *                              1,000         321,707
Vivendi Environnement                                     5,000         210,422
                                                                   ------------
     (COST $534,554)                                                    532,129
                                                                   ------------

ISRAEL - 0.18%
Israel Chemicals Ltd.
     (COST $22,119)                                      20,000          18,734
                                                                   ------------

INVESTMENT COMPANIES - 8.28%
      Evergreen Money Market Trust Cl Y (Cost $872,881)                 872,881
                                                                   ------------

TOTAL INVESTMENTS (Cost $9,811,161) - 100.85%                        10,636,309
                                                                   ------------

Liabilities in Excess of Other Assets - (0.85%)                         (90,000)
                                                                   ------------

TOTAL NET ASSETS -- 100.00%                                        $ 10,546,309
                                                                   ============


* Non-income producing investment.
ADR - American Depository Receipt

                       See notes to financial statements.

THE WATER FUND
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2001 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
     Investments, at market (identified cost $9,811,161)           $ 10,636,309
     Receivables:
          Dividends and interest                                         10,399
          Fund shares sold                                                  120
                                                                   ------------
                Total assets                                         10,646,828
                                                                   ------------

LIABILITIES:
    Payables:
         Investments purchased                                           88,300
         Due to advisor                                                   5,748
         12b-1 fees                                                       2,157
         Accrued expenses                                                 4,314
                                                                   ------------
                Total liabilities                                       100,519
                                                                   ------------

NET ASSETS                                                         $ 10,546,309
                                                                   ============

NET ASSETS CONSIST OF:
    Common stock (unlimited shares of no par value
         authorized, 988,278 shares outstanding)                   $  9,896,615
    Undistributed net investment income                                   8,587
    Accumulated realized loss on investments                           (184,041)
    Net unrealized gain on investments                                  825,148
                                                                   ------------

         Total Net Assets                                          $ 10,546,309
                                                                   ============

Net Asset Value, offering and redemption price per share           $      10.67
                                                                   ============

                       See notes to financial statements.

THE WATER FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (Net of foreign taxes of $1,206)                      $     61,423
   Interest                                                              17,256
                                                                   ------------
      Total investment incomement income                                 78,679
                                                                   ------------

EXPENSES:
   Investment advisory fees                                              40,053
   Distribution fees                                                     10,013
   Service fees                                                          20,026
                                                                   ------------
      Total expenses                                                     70,092
                                                                   ------------

      Net investment income                                               8,587
                                                                   ------------

REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on investments                                    (133,080)
   Net change in unrealized appreciation on investments                 388,924
                                                                   ------------
                                                                        255,844
                                                                   ------------

   NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $    264,431
                                                                   ============

                       See notes to financial statements.

THE WATER FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                              ENDED        FOR THE YEAR
                                                                          JUNE 30, 200        ENDED
                                                                           (UNAUDITED)   DECEMBER 31, 2000
                                                                          ------------     ------------
OPERATIONS:
   Net investment income                                                  $      8,587     $     32,899
   Net realized gain (loss) on investments                                    (133,080)          28,318
   Net change in unrealized appreciation on investments                        388,924          363,294
                                                                          ------------     ------------
Net increase (decrease) in net assets resulting from operations                264,431          424,511
                                                                          ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                            --          (33,567)
                                                                          ------------     ------------

CAPITAL SHARE TRANSACTIONS:
   Increase in net assets from Fund share transactions (Note 2)              3,525,900        3,283,184
   Proceeds from shares issued to holders in reinvestment of dividends              --           33,567
                                                                          ------------     ------------
   Net increase in net assets from Fund share transactions                   3,525,900        3,316,751
                                                                          ------------     ------------

   Increase in net assets                                                    3,790,331        3,707,695

   NET ASSETS:
      Beginning of period                                                    6,755,978        3,048,283
                                                                          ------------     ------------
      End of period                                                       $ 10,546,309     $  6,755,978
                                                                          ============     ============

                       See notes to financial statements.

THE WATER FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------
                                                                                                   FOR THE PERIOD
                                                             FOR THE PERIOD                       OCTOBER 26, 1999
                                                                  ENDED        FOR THE YEAR       (COMMENCEMENT OF
                                                              JUNE 30, 2001        ENDED            OPERATIONS) TO
                                                               (UNAUDITED)    DECEMBER 31, 2000   DECEMBER 31, 1999
                                                               ----------        ----------          ----------
NET ASSET VALUE - BEGINNING OF PERIOD                          $    10.49        $     9.89          $    10.00
                                                               ----------        ----------          ----------
Investment Operations:
     Net investment income                                           0.01              0.05                0.02
     Net realized and unrealized gain (loss) on investments          0.17              0.60               (0.11)
                                                               ----------        ----------          ----------
               Total from investment operations                      0.18              0.65               (0.09)
                                                               ----------        ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
     From net investment income                                        --             (0.05)              (0.02)
                                                               ----------        ----------          ----------
               Total distributions                                   0.00             (0.05)              (0.02)
                                                               ----------        ----------          ----------

NET ASSET VALUE - END OF PERIOD                                $    10.67        $    10.49          $     9.89
                                                               ==========        ==========          ==========

TOTAL RETURN                                                        1.72%             6.59%              (0.94)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (in 000's)                           $   10,546        $    6,756          $    3,048
Ratio of expenses to average net assets                             1.75%(1)          1.75%               1.75%(1)
Ratio of net investment income to average net assets                0.21%(1)          0.71%               1.03%(1)
Portfolio turnover rate                                             1.59%            35.93%               9.67%

(1)  Annualized

                       See notes to financial statements.

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Water Fund, (the "Fund") is a series of the Declaration Fund (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as an open-end diversified management investment company originally incorporated in Pennsylvania on April 9, 1981 and registered with the Commonwealth of Pennsylvania as a Pennsylvania Business Trust on May 16, 1990. The Fund's investment strategy is to emphasize growth of capital. The Trust is an investment company registered under the Investment Company Act of 1940 and the Fund is a sub-trust that commenced operations on October 26, 1999.

     The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Investment Advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes. As of December 31, 2000, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $50,962, which expires in 2007.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30 ,2001 (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(CONTINUED)

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2.   CAPITAL SHARE TRANSACTIONS

     Transactions in shares of the Fund for the period ended June 30, 2001 were as follows:

                                               SHARES            AMOUNT
     Sold .............................          346,208      $  3,544,409
     Redeemed .........................           (1,786)          (18,509)
                                            ------------      ------------

     Net Increase .....................          344,422      $  3,525,900
                                            ============      ============

     Transactions in shares of the Fund for the year ended December 31, 2000 were as follows:

                                               SHARES            AMOUNT
     Sold .............................          334,509      $  3,304,613
     Redeemed .........................           (2,070)          (21,429)
     Reinvested .......................            3,163            33,567
                                            ------------      ------------

     Net Increase .....................          335,602      $  3,316,751
                                            ============      ============

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30 ,2001 (UNAUDITED)

3.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended June 30, 2001, were as follows:

     Purchases ..........................................      $  3,273,017
     Sales ..............................................      $    120,373

At June 30, 2001, unrealized appreciation of investments for tax purposes was as follows:

     Appreciation .......................................     $  1,213,075
     Depreciation .......................................         (387,927)
                                                              ------------

     Net appreciation on investments ....................     $    825,148
                                                              ============

At June 30, 2001, the cost of investments for federal income tax purposes was $9,811,161.

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

     The Fund has entered into an Advisory Agreement with Avalon Trust Company (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's daily net assets. For the Period ended June 30, 2001, the Advisor earned advisory fees of $40,053, with $5,748 remaining payable at June 30, 2001.

     The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's daily net assets. For the year ended June 30, 2001, the Advisor received servicing agreement fees of $20,026, with $4,314 remaining payable at June 30, 2001.

     The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Declaration Service Company to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

     The Fund and the Advisor have entered into a Distribution Agreement with Declaration Distributors, Inc. to provide distribution services to the Fund. Declaration Distributors, Inc. serves as underwriter/distributor of the Fund.

THE WATER FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
JUNE 30, 2001 (UNAUDITED)

4.   ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS (CONTINUED)

     The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Funds' normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

     The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. Under the Plan, the Advisor, Avalon Trust Company is paid a distribution fee at an annual rate of 0.25% of average daily net assets of the Fund for marketing efforts to promote distribution of shares of the Fund and for providing certain shareholder services. For the period ended June 30, 2001, the Advisor received fees of $10,013, with $2,157 remaining payable at June 30, 2001.

     Certain directors and officers of the Fund are directors and officers of Declaration Service Company and Declaration Distributors, Inc.

5.   PROPOSED REORGANIZATION

     On May 22, 2001 the Board of Trustees voted to reorganize the Fund from being a series of the Trust to being a series of ATC Fund, Inc. It is anticipated that documents will be filed with the Securities and Exchange Commission and a shareholder meeting will be scheduled to vote on the reorganization prior to fiscal year end.